For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	Oct. 21, 2004

ALLTEL reports double-digit EPS growth in third quarter

Company delivers strong wireless post-pay, broadband customer growth

LITTLE ROCK, Ark. - ALLTEL today announced that the company achieved strong results in the third quarter. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was $1.05, a 35 percent increase from a year ago. Fully diluted earnings per share from current businesses was 92 cents, an 18 percent increase compared with a year ago.

        Among the highlights for the third quarter:

  Total revenues were $2.1 billion, a 3 percent increase from a year ago. Net income under GAAP was $323 million, a 33 percent increase. Net income from current businesses was $284 million, a 17 percent increase from a year ago.
  Wireless revenues were $1.3 billion, a 7 percent increase from a year ago. Segment income was $288 million, a 7 percent increase, and post-pay churn improved to 1.8 percent, compared with 2.2 percent a year ago. Average revenue per wireless customer was the highest in four years at $49.36, a 1 percent increase from a year ago.
  Wireline revenues remained level at $603 million. Segment income was $228 million, a 10 percent increase from a year ago. The company added more than 20,000 DSL customers for the fifth consecutive quarter and increased average revenue per wireline customer to $65.84, up 2 percent.
  Equity free cash flow from current businesses was $323 million, a 23 percent increase from a year ago. Net cash provided from operations was $596 million, a 7 percent decrease from a year ago.
  ALLTEL repurchased 4.85 million shares of stock for $264 million, increasing its repurchases for this year to 9.7 million shares at a cost of $507 million.

        "ALLTEL delivered solid results in both our wireless and wireline businesses," said Scott Ford, ALLTEL president and chief executive officer. "Our focus on signing quality wireless customers was evident in the quarter as we reported more than 100,000 net post-pay customers and drove average revenue per customer to the highest level in four years. Broadband growth, combined with increases in our feature revenues and expense management, helped maintain margins in our wireline business."

        ALLTEL is a customer-focused communications company with more than 13 million customers and $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

        ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except per share amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
	September 30, 2004	September 30, 2003	Increase (Decrease) Amount	%	September 30, 2004	September 30, 2003	Increase (Decrease) Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,313,747	$1,233,232	$80,515	7	$3,751,315	$3,536,467	$214,848	6
Wireline	602,936	605,195	(2,259)	—	1,812,034	1,820,295	(8,261)	—
Communications support services	227,137	243,963	(16,826)	(7)	675,366	711,922	(36,556)	(5)
Total business segments	2,143,820	2,082,390	61,430	3	6,238,715	6,068,684	170,031	3
Less intercompany eliminations	40,708	32,206	8,502	26	132,367	102,450	29,917	29
Total revenues and sales	$2,103,112	$2,050,184	$52,928	3	$6,106,348	$5,966,234	$140,114	2

Segment income:
Wireless	$287,547	$268,415	$19,132	7	$760,085	$766,393	$(6,308)	(1)
Wireline	227,782	207,429	20,353	10	690,325	647,043	43,282	7
Communications support services	11,489	20,343	(8,854)	(44)	48,832	58,794	(9,962)	(17)
Total segment income	526,818	496,187	30,631	6	1,499,242	1,472,230	27,012	2
Less: corporate expenses	9,054	9,424	(370)	(4)	27,085	29,308	(2,223)	(8)
restructuring and other charges	—	—	—	—	51,765	18,979	32,786	173
Total operating income	$517,764	$486,763	$31,001	6	$1,420,392	$1,423,943	$(3,551)	—

Operating margin (A):
Wireless	21.9%	21.8%	.1%	—	20.3%	21.7%	(1.4)%	(6)
Wireline	37.8%	34.3%	3.5%	10	38.1%	35.5%	2.6%	7
Communications support services	5.1%	8.3%	(3.2)%	(39)	7.2%	8.3%	(1.1)%	(13)
Consolidated	24.6%	23.7%	.9%	4	23.3%	23.9%	(.6)%	(3)

Net income	$323,219	$242,763	$80,456	33	$775,590	$1,071,184	$(295,594)	(28)
Earnings per share:
Basic	$1.05	$.78	$.27	35	$2.51	$3.44	$(.93)	(27)
Diluted	$1.05	$.78	$.27	35	$2.50	$3.43	$(.93)	(27)

Weighted average common shares:
Basic	306,843	311,978	(5,135)	(2)	308,781	311,574	(2,793)	(1)
Diluted	307,841	312,949	(5,108)	(2)	309,752	312,603	(2,851)	(1)
Annual dividend rate per common share	$1.48	$1.40	$.08	6

FROM CURRENT BUSINESSES (NON-GAAP) (B):
Operating income	$517,764	$486,763	$31,001	6	$1,472,157	$1,442,922	$29,235	2
Operating margin (A)	24.6%	23.7%	.9%	4	24.1%	24.2%	(.1)%	—
Net income	$284,025	$242,763	$41,262	17	$768,052	$714,401	$53,651	8
Earnings per share:
Basic	$.93	$.78	$.15	19	$2.49	$2.29	$.20	9
Diluted	$.92	$.78	$.14	18	$2.48	$2.29	$.19	8

(A)      Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(B)        Current businesses excludes the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, write-down of investments, and the reversal of certain income tax contingency reserves.

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Revenues and sales:
Service revenues	$1,885,405	$1,836,059	$5,476,877	$5,350,041
Product sales	217,707	214,125	629,471	616,193
Total revenues and sales	2,103,112	2,050,184	6,106,348	5,966,234
Costs and expenses:
Cost of services	624,442	602,609	1,769,402	1,705,652
Cost of products sold	262,604	272,344	775,942	781,410
Selling, general, administrative and other	373,624	376,285	1,121,676	1,109,832
Depreciation and amortization	324,678	312,183	967,171	926,418
Restructuring and other charges	—	—	51,765	18,979
Total costs and expenses	1,585,348	1,563,421	4,685,956	4,542,291
Operating income	517,764	486,763	1,420,392	1,423,943
Equity earnings in unconsolidated partnerships	24,338	13,778	53,516	47,972
Minority interest in consolidated partnerships	(23,647)	(22,287)	(60,869)	(61,511)
Other income, net	15,652	3,391	23,140	7,472
Interest expense	(86,699)	(91,164)	(264,978)	(287,746)
Write-down of investments and other	—	—	—	(13,066)
Income from continuing operations before income taxes	447,408	390,481	1,171,201	1,117,064
Income taxes	143,727	147,718	415,149	422,470
Income from continuing operations	303,681	242,763	756,052	694,594
Discontinued operations:
Income from discontinued operations (net of income taxes)	19,538	—	19,538	37,072
Gain on sale of discontinued operations (net of income taxes)	—	—	—	323,927
Income before cumulative effect of accounting change	323,219	242,763	775,590	1,055,593
Cumulative effect of accounting change (net of income taxes)	—	—	—	15,591

Net income	323,219	242,763	775,590	1,071,184
Preferred dividends	25	28	78	84
Net income applicable to common shares	$323,194	$242,735	$775,512	$1,071,100

Basic earnings per share:
Income from continuing operations	$.99	$.78	$2.45	$2.23
Income from discontinued operations	.06	—	.06	1.16
Cumulative effect of accounting change	—	—	—	.05
Net income	$1.05	$.78	$2.51	$3.44

Diluted earnings per share:
Income from continuing operations	$.99	$.78	$2.44	$2.23
Income from discontinued operations	.06	—	.06	1.15
Cumulative effect of accounting change	—	—	—	.05
Net income	$1.05	$.78	$2.50	$3.43

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended September 30, 2004

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses				Corporate
					Segment Information			Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$1,885,405	$—		$1,885,405	$1,239,409	$592,373	$86,862	$(33,239)
Product sales	217,707	—		217,707	74,338	10,563	140,275	(7,469)
Total revenues and sales	2,103,112	—		2,103,112	1,313,747	602,936	227,137	(40,708)
Costs and expenses:
Cost of services	624,442	—		624,442	406,660	179,719	68,910	(30,847)
Cost of products sold	262,604	—		262,604	139,301	7,822	124,575	(9,094)
Selling, general, administrative and other	373,624	—		373,624	294,070	60,033	13,593	5,928
Depreciation and amortization	324,678	—		324,678	186,169	127,580	8,570	2,359
Restructuring and other charges	—	—		—	—	—	—	—
Total costs and expenses	1,585,348	—		1,585,348	1,026,200	375,154	215,648	(31,654)
Operating income	517,764	—		517,764	$287,547	$227,782	$11,489	$(9,054)
Equity earnings in unconsolidated partnerships	24,338	—		24,338
Minority interest in consolidated partnerships	(23,647)	—		(23,647)
Other income, net	15,652	—		15,652
Interest expense	(86,699)	—		(86,699)
Write-down of investments and other	—	—		—
Income from continuing operations before income taxes	447,408	—		447,408
Income taxes	143,727	19,656	(E)	163,383
Income from continuing operations	303,681	(19,656)		284,025
Discontinued operations:
Income from discontinued operations (net of income taxes)	19,538	(19,538	)(E)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—
Income before cumulative effect of accounting change	323,219	(39,194)		284,025
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	323,219	(39,194)		284,025
Preferred dividends	25	—		25
Net income applicable to common shares	$323,194	$(39,194)		$284,000

Basic earnings per share:
Income from continuing operations	$.99	$(.06)		$.93
Income from discontinued operations	.06	(.06)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.05	$(.12)		$.93

Diluted earnings per share:
Income from continuing operations	$.99	$(.07)		$.92
Income from discontinued operations	.06	(.06)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.05	$(.13)		$.92

See notes on page 7 for a description of the line items marked (A) - (G).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended September 30, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses	Results of Operations from Current Businesses	Segment Information			Corporate Operations and Intercompany Eliminations
				Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$1,836,059	$—	$1,836,059	$1,163,786	$595,319	$108,808	$(31,854)
Product sales	214,125	—	214,125	69,446	9,876	135,155	(352)
Total revenues and sales	2,050,184	—	2,050,184	1,233,232	605,195	243,963	(32,206)
Costs and expenses:
Cost of services	602,609	—	602,609	361,107	195,747	76,820	(31,065)
Cost of products sold	272,344	—	272,344	141,712	7,375	123,596	(339)
Selling, general, administrative and other	376,285	—	376,285	292,999	63,410	14,361	5,515
Depreciation and amortization	312,183	—	312,183	168,999	131,234	8,843	3,107
Restructuring and other charges	—	—	—	—	—	—	—
Total costs and expenses	1,563,421	—	1,563,421	964,817	397,766	223,620	(22,782)
Operating income	486,763	—	486,763	$268,415	$207,429	$20,343	$(9,424)
Equity earnings in unconsolidated partnerships	13,778	—	13,778
Minority interest in consolidated partnerships	(22,287)	—	(22,287)
Other income, net	3,391	—	3,391
Interest expense	(91,164)	—	(91,164)
Write-down of investments and other	—	—	—
Income from continuing operations before income taxes	390,481	—	390,481
Income taxes	147,718	—	147,718
Income from continuing operations	242,763	—	242,763
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—	—
Gain on sale of discontinued operations (net of income taxes)	—	—	—
Income before cumulative effect of accounting change	242,763	—	242,763
Cumulative effect of accounting change (net of income taxes)	—	—	—

Net income	242,763	—	242,763
Preferred dividends	28	—	28
Net income applicable to common shares	$242,735	$—	$242,735

Basic earnings per share:
Income from continuing operations	$.78	$—	$.78
Income from discontinued operations	—	—	—
Cumulative effect of accounting change	—	—	—
Net income	$.78	$—	$.78

Diluted earnings per share:
Income from continuing operations	$.78	$—	$.78
Income from discontinued operations	—	—	—
Cumulative effect of accounting change	—	—	—
Net income	$.78	$—	$.78

See notes on page 7 for a description of the line items marked (A) - (G).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the nine months ended September 30, 2004

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses				Corporate Operations and Intercompany Eliminations
					Segment Information
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$5,476,877	$—		$5,476,877	$3,538,462	$1,783,473	$265,200	$(110,258)
Product sales	629,471	—		629,471	212,853	28,561	410,166	(22,109)
Total revenues and sales	6,106,348	—		6,106,348	3,751,315	1,812,034	675,366	(132,367)
Costs and expenses:
Cost of services	1,769,402	—		1,769,402	1,144,462	531,189	193,548	(99,797)
Cost of products sold	775,942	—		775,942	418,899	20,135	367,242	(30,334)
Selling, general, administrative and other	1,121,676	—		1,121,676	882,821	181,861	39,873	17,121
Depreciation and amortization	967,171	—		967,171	545,048	388,524	25,871	7,728
Restructuring and other charges	51,765	(51,765	)(A)	—	—	—	—	—
Total costs and expenses	4,685,956	(51,765)		4,634,191	2,991,230	1,121,709	626,534	(105,282)
Operating income	1,420,392	51,765		1,472,157	$760,085	$690,325	$48,832	$(27,085)
Equity earnings in unconsolidated partnerships	53,516	—		53,516
Minority interest in consolidated partnerships	(60,869)	—		(60,869)
Other income, net	23,140	—		23,140
Interest expense	(264,978)	—		(264,978)
Write-down of investments and other	—	—		—
Income from continuing operations before income taxes	1,171,201	51,765		1,222,966
Income taxes	415,149	39,765	(D)(E)	454,914
Income from continuing operations	756,052	12,000		768,052
Discontinued operations:
Income from discontinued operations (net of income taxes)	19,538	(19,538	)(E)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—
Income before cumulative effect of accounting change	775,590	(7,538)		768,052
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	775,590	(7,538)		768,052
Preferred dividends	78	—		78
Net income applicable to common shares	$775,512	$(7,538)		$767,974

Basic earnings per share:
Income from continuing operations	$2.45	$.04		$2.49
Income from discontinued operations	.06	(.06)		—
Cumulative effect of accounting change	—	—		—
Net income	$2.51	$(.02)		$2.49

Diluted earnings per share:
Income from continuing operations	$2.44	$.04		$2.48
Income from discontinued operations	.06	(.06)		—
Cumulative effect of accounting change	—	—		—
Net income	$2.50	$(.02)		$2.48

See notes on page 7 for a description of the line items marked (A) - (G).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the nine months ended September 30, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses				Corporate Operations and Intercompany Eliminations
					Segment Information
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$5,350,041	$—		$5,350,041	$3,338,438	$1,789,960	$323,073	$(101,430)
Product sales	616,193	—		616,193	198,029	30,335	388,849	(1,020)
Total revenues and sales	5,966,234	—		5,966,234	3,536,467	1,820,295	711,922	(102,450)
Costs and expenses:
Cost of services	1,705,652	—		1,705,652	1,017,209	563,410	224,130	(99,097)
Cost of products sold	781,410	—		781,410	405,405	21,636	355,368	(999)
Selling, general, administrative and other	1,109,832	—		1,109,832	851,928	193,762	46,615	17,527
Depreciation and amortization	926,418	—		926,418	495,532	394,444	27,015	9,427
Restructuring and other charges	18,979	(18,979	)(B)	—	—	—	—	—
Total costs and expenses	4,542,291	(18,979)		4,523,312	2,770,074	1,173,252	653,128	(73,142)
Operating income	1,423,943	18,979		1,442,922	$766,393	$647,043	$58,794	$(29,308)
Equity earnings in unconsolidated partnerships	47,972	—		47,972
Minority interest in consolidated partnerships	(61,511)	—		(61,511)
Other income, net	7,472	—		7,472
Interest expense	(287,746)	—		(287,746)
Write-down of investments and other	(13,066)	13,066	(C)	—
Income from continuing operations before income taxes	1,117,064	32,045		1,149,109
Income taxes	422,470	12,238	(D)	434,708
Income from continuing operations	694,594	19,807		714,401
Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(F)	—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(F)	—
Income before cumulative effect of accounting change	1,055,593	(341,192)		714,401
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(G)	—

Net income	1,071,184	(356,783)		714,401
Preferred dividends	84	—		84
Net income applicable to common shares	$1,071,100	$(356,783)		$714,317

Basic earnings per share:
Income from continuing operations	$2.23	$.06		$2.29
Income from discontinued operations	1.16	(1.16)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$3.44	$(1.15)		$2.29

Diluted earnings per share:
Income from continuing operations	$2.23	$.06		$2.29
Income from discontinued operations	1.15	(1.15)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$3.43	$(1.14)		$2.29

See notes on page 7 for a description of the line items marked (A) - (G).

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As disclosed in the Company’s Form 8-K filed on October 21, 2004, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, write-down of investments, and the reversal of certain income tax contingency reserves.  ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations.  The Company uses results from current businesses as management’s primary measure of the performance of its business segments.  ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the restructuring and other charges, gain on disposal of assets, write-down of investments and debt prepayment penalties have not been allocated to the business segments.  In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)      The Company announced its plans to reorganize its operating structure and exit its CLEC operations in the Jacksonville, Florida market.  In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs.  The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003.  In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(B)        These charges included severance and employee benefit costs of $8.5 million related to a planned workforce reduction, primarily resulting from the closing of certain call center locations.  The Company also recorded a $2.7 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003.  ALLTEL also wrote off $13.2 million of certain capitalized software development costs that had no alternative future use or functionality.

(C)        ALLTEL recorded pretax write-downs totaling $6.0 million to reflect other-than-temporary declines in the fair value of certain investments in unconsolidated limited partnerships.  In addition, the Company retired, prior to its stated maturity dates, $249.1 million of long-term debt, representing all of the long-term debt outstanding under the Rural Utilities Services, Rural Telephone Bank and Federal Financing Bank programs.  In connection with the early retirement of the debt, the Company incurred pretax termination fees of $7.1 million.

(D)       Tax-related effect of the items discussed in Notes A - C above.

(E)         During the third quarter of 2004, the Internal Revenue Service (“IRS”) completed its fieldwork related to the audits of the Company’s consolidated federal income tax returns for the fiscal years 1997 through 2001.  As a result of the IRS completing this phase of their audits, ALLTEL reassessed its income tax contingency reserves related to the periods under examination.  Based upon this reassessment, ALLTEL recorded a $129.3 million reduction in its income tax contingency reserves in the third quarter of 2004.  The corresponding effects of the reversal of these tax contingencies resulted in a reduction in goodwill of $94.5 million and a reduction in income tax expense associated with continuing operations of $19.7 million.  In addition, $15.1 million of the income tax contingency reserves reversed related to the financial services division of ALLTEL’s information services subsidiary, ALLTEL Information Services, Inc., that was sold to Fidelity National Financial Inc. (“Fidelity National”) on April 1, 2003.  (See Note F.)  Pursuant to the terms of the sale agreement, ALLTEL retained, as of the date of sale, all income tax liabilities related to the sold operations and agreed to indemnify Fidelity National from any future tax liability imposed on the financial services division for periods prior to the date of sale.  The adjustment of the tax contingency reserves related to the disposed financial services division has been reported as “discontinued operations” in the Company’s interim consolidated financial statements for the three and nine months ended September 30, 2004.  Discontinued operations for the three and nine months ended September 30, 2004 also included a tax benefit of $4.4 million attributable to a foreign tax credit carryback recognized as a result of the IRS audits.

(F)         Eliminates the effects of discontinued operations.  On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National, for $1.05 billion received as $775.0 million in cash and $275.0 million in Fidelity National common stock.  As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(G)        Represents the cumulative effect of the change in accounting resulting from the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”.  In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal.  For ALLTEL’s wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143.  As a result of a Federal Communications Commission ruling, ALLTEL continues to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribed by SFAS No. 71.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
	September 30, 2004	September 30, 2003	Increase (Decrease) Amount	%	September 30, 2004	September 30, 2003	Increase (Decrease) Amount	%
Wireless:
Controlled POPs	61,313,088	60,368,281	944,807	2
Customers	8,394,727	7,928,051	466,676	6
Penetration rate	13.7%	13.1%	.6%	5
Average customers	8,369,785	7,900,602	469,183	6	8,234,494	7,793,943	440,551	6
Gross customer additions:
Internal	641,994	699,675	(57,681)	(8)	2,029,528	2,012,481	17,047	1
Acquired	—	6,129	(6,129)	(100)	—	147,462	(147,462)	(100)
Total	641,994	705,804	(63,810)	(9)	2,029,528	2,159,943	(130,415)	(6)
Net customer additions:
Internal	58,254	49,662	8,592	17	371,302	178,991	192,311	107
Acquired	—	6,129	(6,129)	(100)	—	147,462	(147,462)	(100)
Total	58,254	55,791	2,463	4	371,302	326,453	44,849	14
Customer acquisition costs:
Product sales	$(55,235)	$(48,135)	$(7,100)	(15)	$(159,344)	$(130,943)	$(28,401)	(22)
Cost of products sold	78,043	79,926	(1,883)	(2)	242,180	219,777	22,403	10
Selling and marketing expenses	181,505	181,797	(292)	—	545,317	523,172	22,145	4
Total	$204,313	$213,588	$(9,275)	(4)	$628,153	$612,006	$16,147	3
Cost to acquire a new customer (A)	$318	$305	$13	4	$310	$304	$6	2
Cash costs:
Product sales	$(74,338)	$(69,446)	$(4,892)	(7)	$(212,853)	$(198,029)	$(14,824)	(7)
Cost of services	406,660	361,107	45,553	13	1,144,462	1,017,209	127,253	13
Cost of products sold	139,301	141,712	(2,411)	(2)	418,899	405,405	13,494	3
Selling, general, administrative and other	294,070	292,999	1,071	—	882,821	851,928	30,893	4
Total	765,693	726,372	39,321	5	2,233,329	2,076,513	156,816	8
Less customer acquisition costs	204,313	213,588	(9,275)	(4)	628,153	612,006	16,147	3
Total	$561,380	$512,784	$48,596	9	$1,605,176	$1,464,507	$140,669	10
Cash cost per unit per month, excluding customer acquisition costs (B)	$22.36	$21.63	$.73	3	$21.66	$20.88	$.78	4
Revenues:
Service revenues	$1,239,409	$1,163,786	$75,623	6	$3,538,462	$3,338,438	$200,024	6
Less wholesale revenues	103,356	107,879	(4,523)	(4)	277,698	295,887	(18,189)	(6)
Retail revenues	$1,136,053	$1,055,907	$80,146	8	$3,260,764	$3,042,551	$218,213	7
Average revenue per customer per month (C)	$49.36	$49.10	$.26	1	$47.75	$47.59	$.16	—
Retail revenue per customer per month (D)	$45.24	$44.55	$.69	2	$44.00	$43.37	$.63	1
Retail minutes of use per customer per month (E)	516	389	127	33	480	364	116	32
Postpay churn	1.80%	2.20%	(.40)%	(18)	1.77%	2.13%	(.36)%	(17)
Total churn	2.33%	2.75%	(.42)%	(15)	2.24%	2.62%	(.38)%	(15)
Service revenue operating margin (F)	23.2%	23.1%	.1%	—	21.5%	23.0%	(1.5)%	(7)
Capital expenditures (G)	$200,337	$191,709	$8,628	5	$526,870	$565,188	$(38,318)	(7)

(A)      Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within “Selling, general, administrative and other”), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.  Customer acquisition costs exclude amounts related to the Company’s customer retention efforts.

(B)        Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported product sales, cost of services, cost of products sold, selling, general, administrative and other expenses as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)        Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.

(D)       Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.

(E)         Retail minutes of use per customer per month represents the average monthly minutes that ALLTEL’s customers use on both the Company’s network and while roaming on other carriers’ networks.

(F)         Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.

(G)        Includes capitalized software development costs.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
	September 30, 2004	September 30, 2003	Increase (Decrease) Amount	%	September 30, 2004	September 30, 2003	Increase (Decrease) Amount	%
Wireline:
Customers	3,040,512	3,121,736	(81,224)	(3)
Average customers	3,052,548	3,128,070	(75,522)	(2)	3,074,185	3,146,548	(72,363)	(2)
DSL customers	216,885	129,975	86,910	67
Average revenue per customer per month (H)	$65.84	$64.49	$1.35	2	$65.49	$64.28	$1.21	2
Capital expenditures (G)	$80,659	$94,091	$(13,432)	(14)	$235,768	$270,271	$(34,503)	(13)

Communications support services:
Long-distance customers	1,739,974	1,669,837	70,137	4
Capital expenditures (G)	$4,500	$5,450	$(950)	(17)	$9,412	$15,261	$(5,849)	(38)

Consolidated:
Equity free cash flow (I)	$323,183	$263,622	$59,561	23	$954,379	$789,690	$164,689	21
Capital expenditures (G)	$285,520	$291,324	$(5,804)	(2)	$780,844	$851,129	$(70,285)	(8)
Total assets	$16,368,782	$16,451,661	$(82,879)	(1)

(G)        Includes capitalized software development costs.

(H)       Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

(I)            Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(In thousands)

ASSETS

	September 30, 2004	December 31, 2003

CURRENT ASSETS:
Cash and short-term investments	$648,385	$657,764
Accounts receivable (less allowance for doubtful accounts of $53,498 and $46,333, respectively)	911,982	890,015
Inventories	111,225	122,133
Prepaid expenses and other	66,979	59,210

Total current assets	1,738,571	1,729,122

Investments	744,019	722,698
Goodwill	4,759,750	4,854,263
Other intangibles	1,291,756	1,336,956

PROPERTY, PLANT AND EQUIPMENT:
Land	270,667	259,180
Buildings and improvements	1,103,379	1,052,994
Wireline	6,685,439	6,514,694
Wireless	5,598,471	5,255,820
Information processing	1,029,512	946,749
Other	485,697	482,255
Under construction	384,291	398,232

Total property, plant and equipment	15,557,456	14,909,924
Less accumulated depreciation	8,101,882	7,289,145

Net property, plant and equipment	7,455,574	7,620,779

Other assets	379,112	397,320

TOTAL ASSETS	$16,368,782	$16,661,138

LIABILITIES AND SHAREHOLDERS’ EQUITY

	September 30, 2004	December 31, 2003

CURRENT LIABILITIES:
Current maturities of long-term debt	$226,088	$277,235
Accounts payable	386,758	479,786
Advance payments and customer deposits	213,175	205,277
Accrued taxes	205,894	114,618
Accrued dividends	113,256	116,162
Accrued interest	86,100	107,085
Other current liabilities	170,064	192,504

Total current liabilities	1,401,335	1,492,667

Long-term debt	5,379,964	5,581,243
Deferred income taxes	1,612,284	1,417,667
Other liabilities	977,739	1,147,364

SHAREHOLDERS’ EQUITY:
Preferred stock	319	348
Common stock	303,726	312,644
Additional paid-in capital	275,572	750,131
Unrealized holding gain on investments	99,342	73,634
Foreign currency translation adjustment	482	569
Retained earnings	6,318,019	5,884,871

Total shareholders’ equity	6,997,460	7,022,197

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,368,782	$16,661,138

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Net Cash Provided from Operations:
Net income	$323,219	$242,763	$775,590	$1,071,184
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	(19,538)	—	(19,538)	(360,999)
Cumulative effect of accounting change	—	—	—	(15,591)
Depreciation and amortization	324,678	312,183	967,171	926,418
Provision for doubtful accounts	48,504	45,478	137,270	142,518
Non-cash portion of restructuring and other charges	—	—	25,569	13,245
Write-down of investments	—	—	—	5,964
Increase in deferred income taxes	42,672	26,959	188,596	141,485
Reversal of income tax contingency reserves	(19,656)	—	(19,656)	—
Other, net	(8,305)	654	(8,475)	(1,500)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(98,737)	(42,507)	(164,276)	(89,558)
Inventories	(14,894)	(7,994)	10,908	(4,676)
Accounts payable	(17,718)	6,028	(93,028)	(31,889)
Other current liabilities	24,239	51,976	64,112	42,885
Other, net	11,427	4,949	(20,185)	11,094
Net cash provided from operations	595,891	640,489	1,844,058	1,850,580

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(276,742)	(275,100)	(757,280)	(806,495)
Additions to capitalized software development costs	(8,778)	(16,224)	(23,564)	(44,634)
Additions to investments	(279)	(222)	(2,805)	(10,827)
Purchases of property, net of cash acquired	—	(28,476)	—	(160,560)
Proceeds from the return on or sale of investments	30,169	16,718	67,115	34,302
Other, net	3,637	9,012	(594)	15,973
Net cash used in investing activities	(251,993)	(294,292)	(717,128)	(972,241)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(114,047)	(109,072)	(345,347)	(327,177)
Reductions in long-term debt	(2,044)	(3,799)	(254,994)	(744,283)
Distributions to minority investors	(16,994)	(16,211)	(49,677)	(44,466)
Repurchases of common stock	(263,898)	—	(506,931)	—
Common stock issued	14,074	7,915	20,727	30,926
Net cash used in financing activities	(382,909)	(121,167)	(1,136,222)	(1,085,000)

Net cash provided from (used in) discontinued operations	—	(154,513)	—	638,167

Effect of exchange rate changes on cash and short-term investments	(22)	(28)	(87)	755

Increase (decrease) in cash and short-term investments	(39,033)	70,489	(9,379)	432,261

Cash and Short-term Investments:
Beginning of the period	687,418	496,413	657,764	134,641
End of the period	$648,385	$566,902	$648,385	$566,902

ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003

Net cash provided from operations	$595,891	$640,489	$1,844,058	$1,850,580
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	19,538	—	19,538	360,999
Cumulative effect of accounting change	—	—	—	15,591
Depreciation and amortization expense	(324,678)	(312,183)	(967,171)	(926,418)
Provision for doubtful accounts	(48,504)	(45,478)	(137,270)	(142,518)
Non-cash portion of restructuring and other charges	—	—	(25,569)	(13,245)
Write-down of investments	—	—	—	(5,964)
Increase in deferred income taxes	(42,672)	(26,959)	(188,596)	(141,485)
Reversal of income tax contingency reserves	19,656	—	19,656	—
Other non-cash changes, net	8,305	(654)	8,475	1,500
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	95,683	(12,452)	202,469	72,144
Net income under GAAP	323,219	242,763	775,590	1,071,184
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	—	—	31,656	9,449
Write-down of investments and other, net of tax	—	—	—	10,358
Reversal of income tax contingency reserves	(19,656)	—	(19,656)	—
Cumulative effect of accounting change	—	—	—	(15,591)
Income from discontinued operations	(19,538)	—	(19,538)	(360,999)
Net income from current businesses	284,025	242,763	768,052	714,401
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	324,678	312,183	967,171	926,418
Capital expenditures	(285,520)	(291,324)	(780,844)	(851,129)
Equity free cash flow from current businesses	$323,183	$263,622	$954,379	$789,690